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                                 FORTUNE BRANDS

Powerful Brands
in
Attractive Markets

                                                                      Delivering
                                                                    Double-Digit
                                                                    EPS Growth -
                                                              Increasing Returns

Driving Change -
Focused on Value
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                                              1999                2000
  (millions)                                                   (9 months)
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Net Sales                                 $ 5,525 +7%/(1)/         +7%
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Contribution/(2)/                         $   829 +4%              +7%
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Diluted EPS                               $  1.99 +19%            +19%
 Before Net Charges
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EBITDA/(3)/                               $   907 +5%             +11%
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Capital Expenditures                      $   241                 $144
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Bolt-on Acquisitions/J.V.'s/(5)/          $   132                 $ 26
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Share Purchases                           $   398                 $188
                                      (11mm, 6% shares)      (8mm, 5% shares)
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Dividends                            $150 (92 cents +5%)    $110 (96 cents +4%)


Percentage of 1999 Contribution:
Home brands (36%); Spirits & Wine brands (35%); Golf brands (18%); Office brands (11%)

                     POWERFUL BRANDS IN ATTRACTIVE MARKETS

Leading brands and category positions.

--   80%+ sales from brands with #1 or #2 market positions.
-- Home ($1,923mm sales): a leader in kitchen & bath products in North America with #1 Moen faucets and #2 Aristokraft/Schrock cabinets (78% of home sales); a leader in hardware with #1 Master Lock padlocks and #1 Waterloo tool storage (primary supplier for Sears Craftsman/(R) /line).
-- Spirits & Wine ($1,270mm sales, including $402mm excise taxes): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing nearly 2/3 brand contribution; significant presence in worldwide Scotch whisky; a leading premium wine brand, Geyser Peak; a leader in U.S. spirits market; strong international distribution through new Maxxium joint venture with partners Remy-Cointreau and Highland Distillers.
-- Golf ($965mm sales): #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (43% of golf sales), #2 in golf clubs with Titleist and Cobra (27% sales), #1 in golf shoes & gloves with FootJoy (24% sales; 6% sales from accessories).
--   Office ($1,367mm sales): #1 in North America with #1 Swingline
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     staplers, #2 Day-Timer time management, #1 Kensington computer accessories line, #1 ACCO clips/punches and #2 Wilson Jones vinyl binders; #1 in U.K. with #1 Rexel shredders/staplers and #1 Twinlock filing; #1 in Australia with #1 Marbig office supplies. A leading supplier to office superstores (~25% of office sales).

Attractive markets, all growing, backed by strong demographics:

-- Home: Aging housing stock and maturing baby boomers are driving a strong housing and remodeling market, particularly for kitchen & bath products.
-- Spirits & Wine: Worldwide growth of bourbon and cordials; double-digit growth of premium wine; turnaround in U.S. spirits market, and faster growth of premium spirits.
-- Golf: Increasing rounds of play as baby boomers age; growing worldwide popularity of golf.
-- Office: Fast growth of small, home and mobile offices; information age and growth of PC's; ~5-7% growth in cut-sheet paper consumption.

DELIVERING DOUBLE-DIGIT EPS GROWTH - INCREASING RETURNS

Strong track record of delivering on goals of double-digit EPS growth and increasing returns.

-- 19% EPS growth (diluted) before net charges 9 months year-to-date, ROE/(7)/ up 190 basis points (1.9%), and working capital per dollar of sales decreased 1.1 cents to 30.5 cents.
-- 19% EPS growth before net charges in 1999 (11% excluding goodwill benefit), ROE/(7)/ up 80 basis points, and working capital per dollar sales decreased
     0.4 cents to 31.3 cents.
-- 13% EPS growth in 1998 with ROE/(7)/ up 90 basis points and working capital per dollar sales decreased 2.4 cents to 31.7 cents.

Aggressive initiatives driving "step change" EPS growth in 2000 (15-18% target)
- double-digit EPS growth and increasing returns goals for 2001.

-- Key Fortune Brands EPS drivers: new product innovation, major cost savings from 1999 - 2000 initiatives, EPS accretion from high-return international spirits & wine J.V., bolt-on acquistions and share purchases.

     . Incorporates moderating housing market, defending golf ball position and adverse currency at current rates.

Long-term double-digit EPS growth goal model:

-- 5-6% internal sales growth, driven by 3-4% average $ market growth and share gains with strong brand investment and innovation; modest price increases.
--   6-7% internal contribution growth driven by ongoing cost
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     reduction and faster growth of higher-margin new products (margins up ~20 basis points per year).
-- 7-8% internal EBIT growth, leveraging comparatively flat non-operating expenses and goodwill expense ($80mm/yr.; ~45 cents per share after-tax).
-- Double-digit EPS growth, with enhanced asset management and use of strong free cash flow ($250mm/(4)/ per year target over next several years).

20%+ long-term ROE goal.

--   Achieving steady improvements in ROE (100 basis points per year goal).
-- Significant opportunity to continue to reduce working capital per dollar sales (50 basis points per year goal).
--   Major emphasis on improving returns in office products.

                        DRIVING CHANGE - FOCUSED ON VALUE

Progressing the strategic evolution of portfolio to drive shareholder value.

--   Initiated strategic review 1st quarter 2000.
-- First step announced - explore strategic options for office, including divestiture.

Investing in high-return internal growth with sustained strong commitment to innovation and R&D as well as brand building.

-- Internal growth offers substantial returns, far in excess of cost of capital.

     . 33% contribution return on net tangible assets (9/30/00), up 120 basis points.

--   New products introduced over past 3 years - a quarter of sales in 1999.
-- Successes: Titleist 975D driver and the new Titleist Pro V1 golf ball; FootJoy DryI.C.E. shoes (interactive cooling environment); The Small Batch Bourbon Collection, Vox ultra-premium vodka and DeKuyper Pucker line of sweet & sour cordials; Moen's PureTouch filtering faucet and LifeShine durable, non-tarnishing finishes; and Master Lock's titanium series padlock line.
--   15% advertising increase in 1999.

Massive change to cost structure to drive low-cost position.

-- 40% headquarters downsizing, relocating to our facility near Chicago, closer to operations ($30mm annual savings falling to bottom-line).
-- $40mm+ savings in 2001 from operational restructuring initiated in 1999 and 2000 (high IRR, 3-year minimum paybacks), including:
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     .    Relocated Master Lock padlocks, Swingline stapling, ACCO punches,
          Wilson Jones folders, Day-Timer planners, MACO inkjet labels and plumbing parts production to Mexico (expanding Waterloo toolbox production there as well).
     .    Lower-cost international spirits & wine sales and distribution.
     . Integrated Titleist and Cobra golf club operations, halving # of facilities.
     .    Increased out-sourcing.

At current stock prices, share purchases are an excellent investment.

-- Repurchased over 11% of shares since beginning of 1999 (11mm in 1999; 8.3mm of 10mm 2000 authorization, as of October 19th).
--   Valuation measures at $29 7/8 stock price on November 8th:

     .    ~13x analyst 2000 EPS estimates; 10-11x analyst 2000 cash EPS estimates.
     .    6-7x enterprise value to analyst 2000 EBITDA estimates.
     .    3.2% dividend yield.

Disciplined bolt-on/J.V. program in growing, consolidating markets.

-- Leverage existing infrastructure - rapid, full integration - turning businesses into brands.
--   10 bolt-ons since 1997 are adding to EPS (~$600mm sales; ~$500mm cost).
-- Creative, very high return Maxxium international spirits & wine distribution J.V. achieving substantial cost and growth synergies (operational in August 1999).
--   Buy well - target to halve multiple paid in 3-4 years.

Strong balance sheet and free cash flow

-- "A" credit rating -- 5.0x interest coverage, lease-adjusted, as of September 30th.
-- Free cash flow/(4)/ target of $250 million per year over next several years.

Pay-for-performance culture - closely tied to creating shareholder value.

--   Executive comp. over 60% stock-based, with ~30% based on EPS/ROE targets.
--   Bolt-on acquisition "commitment" cases added to compensation plan targets.
--   Expanded participation in stock option plan.

(1) Growth adjusting for sales through new spirits and wine J.V., which are net of distribution expense and excise tax.
(2) Contribution is net sales less all costs & expenses other than restructuring & other

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    nonrecurring charges, amortization, corporate expenses, interest & related expenses, other (income) expenses, net, and income taxes.
(3) Contribution plus depreciation minus corporate expenses and other (income) expenses, net.
(4) Cash flow from operations (includes working capital) minus capital expenditures and dividends.
(5) Includes 1999 investment in Maxxium J.V.
(6) All brand sales are based on 1999 sales rounded to nearest $50 million.
(7) Before charges.

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, risks associated with the implementation of strategic options for ACCO World Corporation, as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

                              www.fortunebrands.com

                                                                        11/13/00